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                                                                   EXHIBIT 10.30


                              CMI MANAGEMENT, INC.


                                February 25, 1999




CMI Industries, Inc.
CMI Acquisitions, Inc.
1301 Gervais Street, Suite 700
Columbia, SC  29201

Attn:  Chief Financial Officer

                            Re: Termination of Merger Agreement

Ladies and Gentlemen:

         The Board of Directors of CMI Management, Inc. has approved the termination of the Merger Agreement by and between CMI Industries, Inc., CMI Management, Inc., and CMI Acquisitions, Inc. dated as of May 15, 1998. Pursuant to Section 7.1(d) of the Merger Agreement, CMI Management, Inc. hereby terminates the Merger Agreement and such agreement shall be of no further force or effect as of the date hereof except as set forth therein.

                                            Sincerely

                                            /s/JOSEPH L. GORGA

                                            Joseph L. Gorga
                                            Chief Executive Officer




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